AMENDMENT



         TO THE CREDIT AGREEMENT DD. AS OF APRIL 14, 1993 RELATING TO A

                SENIOR TERM LOAN IN THE AMOUNT OF DM 50,000,000.00

                                   IN FAVOUR OF

                         ARROW ELECTRONICS GMBH, DREIEICH


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This amendment (hereinafter the "Amendment") is made as of the 28th day of
January, 1994 by and among Arrow Electronics GmbH (hereinafter "Arrow"), Berliner Handels- und Frankfurter Bank (hereinafter "the Agent"), National Westminster Bank AG, Schweizeriache Kreditanstalt (Deutschland) AG, and Berliner Handels- und Frankfurter Bank (hereinafter individually and collectively "the Banks").


WHEREAS, pursuant to a credit agreement dd. April 14, 1993 (hereinafter the "Agreement"), between the parties thereto the Banks named thereto have agreed to make available to the Borrower a senior term loan of DM 50,000,000.00 (Deutsche Mark fifty million) upon and subject to the terms and conditions thereof.

WHEREAS, the Borrower holds 55% of the interest in Spoerle Electronic Handelsgesellschaft mbH & Co. and Spoerle GmbH, Dreieich (hereinafter collectively referred to as "Spoerle"), and

WHEREAS, the Borrower has the target to increase its interest in Spoerle by 15% to 70%, and

WHEREAS, the Borrower has the target to partially finance the increase in its interest in Spoerle by way of an increase in the existing senior term loan of DM 50,000,000.00 provided under the Agreement by DM 25,000,000.00 to DM 75,000,000.00, and

WHEREAS, the Borrower desires to restructure the repayment structure under the Agreement.


NOW, therefore, the Borrower, the Agent, and the Banks hereby agree as follows:



1. DEFINITIONS

   1.1 Terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning in the Amendment.

2. AMENDMENTS

   2.1 With effect from the date of this Amendment the Agreement shall be amended as follows:

        2.1.1 Section II, para 4 shall be amended and read as follows:

               "The Banks hereby make available to the Borrower a Term Loan in the maximum aggregate principal amount of DM 75.000.000,00 (Deutsche Mark seventyfive million) which shall be used (i) to refinance all existing bank indebtedness of the Borrower and
               (ii) to partially finance the acquisition by the Borrower of the additional interest of 15% in Spoerle.





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        2.1.2 Section V, Para 9.1 shall be amended and read as follows:

              The Borrower shall repay the Term Loan by the following installments:

                   DM  5.000.000 on April 21, 1994
                   DM  7.500.000 on April 21, 1995
                   DM  7.500.000 on April 21, 1996
                   DM 12.500.000 on April 21, 1997
                   DM 12.500.000 on April 21, 1998
                   DM 15.000.000 on April 21, 1999
                   DM 15.000.000 on April 21, 2000

        2.1.3 Section VIII, para 19.1 shall be amended and read as follows:

              Subordinated Payment Guarantee (the "Guarantee") in the amount of DM 75.000.000,00 to be provided by Arrow Electronics, Inc., Melville/New York (the "Guarantor") in form and substance as per
              Exhibit IV of the Agreement, duly signed and executed.


3. FEES

   The Borrower shall pay to the Agent for the accounts of the Banks an amendment fee in the amount specified in the letter dated January 5, 1994 from the Agent to the Borrower.

4. CONDITION PRECEDENT

   4.1. Notwithstanding anything to the contrary herein contained, it shall be a condition precedent to the Amendments herein that the representations and warranties of the Borrower contained in Section IX, para 20.6.1,
        20.6.2 and 20.6.3 of the Agreement are true and as of the date of this Amendment are repeated thereon.

   4.2. A Guarantee in the amount of DM 74,000,000.00 in form and substance as per Exhibit IV of the Agreement, duly signed and executed.

6. MAINTENANCE OF THE CREDIT AGREEMENT

   Subject to the provisions hereof the provisions of the Agreement as amended hereby shall remain in full force and effect and all references to the Agreement in this Amendment shall, unless the context otherwise requires, from the date of this Amendment be deemed to be references to the Agreement as amended hereby.

7. JURISDICTION, GOVERNING LAW, AND PLACE OF PERFORMANCE

   This Amendment shall be governed by and construed in accordance with the law of the Federal Republic of Germany. Place of performance and place of jurisdiction shall be Frankfurt/Main, Federal Republic of Germany.





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IN WITNESS WHEREOF, THE UNDERSIGNED HAVE CAUSED THIS AMENDMENT TO BE EXECUTED
BY THEIR RESPECTIVE DULY AUTHORIZED OFFICERS AS OF THE 28TH DAY OF JANUARY,
1994.



/s/ Robert E. Klatell
.................................     .......................................
on behalf of                          on behalf of
Arrow Electronics Gmbh, Dreieich      Berliner Handels- und Frankfurter Bank,
                                      Frankfurt/Main
                                      as the Agent




                                      ........................................
                                      on behalf of
                                      Berliner Handels- und Frankfurter Bank,
                                      Frankfurt/Main, for a commitment of
                                      DM 37.500.00,00




                                      .........................................
                                      on behalf of
                                      National Westminster Bank AG,
                                      Frankfurt/Main, for a commitment of
                                      DM 18.750.000,00




                                      ..........................................
                                      on behalf of
                                      Schweizerische Kreditanstalt
                                      (Deutschland) AG, Frankfurt/Main,
                                      for a commitment of DM 18.750.000,00